UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2009 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company issued a press release on February 17, 2009, which is attached hereto as Exhibit 99.1, announcing the following events that occurred on February 16, 2009:

Departure of Directors or Certain Officers

The Board of Directors (the “Board”) of hhgregg, Inc. (the “Company”) accepted the resignation of Jerry W. Throgmartin as Chief Executive Officer (Principal Executive Officer) of the Company effective August 5, 2009. Mr. Throgmartin will become the Executive Chairman of the Company and continue to serve as a director of the Company.

The Board accepted the resignation of Donald J.B. Van der Wiel as the Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, effective March 17, 2009.

Appointment of Certain Officers

The Board appointed Dennis L. May as the Chief Executive Officer of the Company (Principal Executive Officer) effective August 5, 2009. Mr. May, 41, joined the Company in January 1999 as the Executive Vice President and Chief Operating Officer and was appointed President and Chief Operating Officer in January 2003. He became a director in connection with recapitalization of the Company in February 2005. Mr. May joined the Company as part of the acquisition of certain store leases of Sun TV & Appliance, Inc., a retailer of consumer electronics and appliances, where he held the positions of Vice President of Marketing, Executive Vice President and Chief Operating Officer. Mr. May will retain the offices of President and Chief Operating Officer and continue to serve as a director of the Company.

The Board appointed Jeremy J. Aguilar to serve as interim Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary effective March 17, 2009 until a new Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary is appointed. Mr. Aguilar, 34, has served the Company in several roles since joining the Company in August 2005, including Vice President, Controller and Director of Financial Reporting. Prior to joining the Company, Mr. Aguilar served as a Senior Manager at KPMG, LLP in Indianapolis, Indiana.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated February 17, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date:	February 17, 2009	By:	/s/ Jerry W. Throgmartin
Jerry W. Throgmartin Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated February 17, 2009